March 15, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Prospectus
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the section of the Fund's prospectus entitled "Fund Summary - BNY Mellon Asset Allocation Fund - Portfolio Management":

Jeffrey M. Mortimer is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since March 2013.  Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and an employee of The Dreyfus Corporation.

The following information supplements and supersedes any contrary information contained in the sections of the Fund's prospectus entitled "Fund Details - Management - Portfolio Managers - BNY Mellon Asset Allocation Fund" and "-Biographical Information":

Jeffrey M. Mortimer has been the fund's primary portfolio manager responsible for investment allocation decisions since March 2013. Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since June 2012. He has also been employed by Dreyfus since March 2013. Prior to joining The Bank of New York Mellon, Mr. Mortimer was a partner at Bainco International Investors from September 2010 to May 2012. He also held various positions in financial management with Charles Schwab Investment Management from October 1997 to July 2010.